Exhibit 10(ee)

AMENDMENT NO. 2
TO
FIVE-YEAR CREDIT AGREEMENT

This AMENDMENT NO. 2, dated as of February 28, 2003 (this "Amendment"), is made by and among VIACOM INC., a Delaware corporation ("Viacom" or the "Borrower"), the banks listed on the signature pages of this Amendment as "Lenders" (the "Lenders"), and JPMORGAN CHASE BANK, as administrative agent for the Lenders (the "Administrative Agent").

PRELIMINARY STATEMENT:

Viacom, Viacom International Inc., a Delaware corporation ("Viacom International"), the Lenders, the Administrative Agent, Salomon Smith Barney Inc., as Syndication Agent, and Fleet National Bank and Bank of America, N.A., as Co-Documentation Agents, previously entered into that certain Five-Year Credit Agreement, dated as of March 7, 2001, as amended by Amendment No. 1 thereto, dated as of March 5, 2002 (as so amended, the "Existing Agreement"; the Existing Agreement, as amended by this Amendment, being referred to herein as the "Amended Agreement"). The Borrower now wishes to amend the Existing Agreement in certain particulars. The Required Lenders and the Administrative Agent have agreed to such amendments, on the terms and conditions set forth herein. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned such terms in the Existing Agreement):

SECTION 1. Amendments to Existing Agreement.    The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a) Accounting Principles. The final proviso contained in Section 1.2(b) is hereby amended in its entirety to read as follows:

    "provided further, however, that the parties hereto agree that Viacom and its Subsidiaries have adopted Statement of Position 00-2, "Accounting by Producers or Distributors of Films" effective as from January 1, 2000; Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets" effective as from January 1, 2002; SFAS No. 143, "Accounting for Asset Retirement Obligations" effective as from January 1, 2003; SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" effective as from January 1, 2002; SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendments to FASB Statement No. 13 and Technical Corrections" effective as from January 1, 2003."

(b) Judgment Default. Subsection (h) of Article VI is hereby amended by adding the following new phrase at the beginning thereof: "subject to Schedule VI(h),".

(c) New Schedule. Schedule VI(h) attached to this Amendment is hereby made, and shall be deemed to constitute, Schedule VI(h) to the Amended Agreement.

SECTION 2. Conditions of Effectiveness.    This Amendment shall become effective as of the date first above written (the "Effective Date") when, and only when, (a) the 364-Day Credit Agreement, dated as of February 28, 2003, among Viacom, Viacom International, each subsidiary borrower party thereto, the lenders party thereto, JPMorgan Chase Bank, as administrative agent, Salomon Smith Barney Inc., as syndication agent, and Bank of America, N.A., Deutsche Bank Securities, Inc., and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as co-documentation agents (the "364-Day Credit Agreement"), shall have become effective pursuant to the terms thereof and (b) the Administrative Agent shall have received (i) counterparts of this Amendment executed by Viacom, the Required Lenders and the Administrative Agent (provided, that any Lender that executes the 364-Day Credit Agreement shall be deemed to have delivered a counterpart of this Amendment), and (ii) the consent of Viacom

International, substantially in the form of Exhibit A hereto (the "Consent"), duly executed by an authorized officer of Viacom International.

SECTION 3. Representations and Warranties of Borrower.    The Borrower hereby represents and warrants as follows:

(a) No Breach, etc. None of the execution and delivery of this Amendment, the consummation of the transactions contemplated herein and in the Amended Agreement and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or By-laws (or other equivalent organizational documents) of the Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any material agreement or instrument to which Viacom or any of its Material Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of Viacom or any of its Material Subsidiaries pursuant to the terms of any such agreement or instrument.

(b) Corporate Action. The Borrower has all necessary corporate power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Amended Agreement; the execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate action on the Borrower's part; this Amendment has been duly and validly executed and delivered by the Borrower; and each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Borrower of this Amendment or for the validity or enforceability hereof.

SECTION 4. Reference to and Effect on the Existing Agreement.    (a) Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement.

(b) Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document.

SECTION 5. Execution in Counterparts.    This Amendment may be executed in two or more counterparts, each of which constitute an original but all of which when taken together shall constitute but one contract. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

SECTION 6. Governing Law.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Severability.    In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. Headings.    Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

VIACOM INC.
By	/s/ ROBERT G. FREEDLINE
Name: Robert G. Freedline Title: Senior Vice President and Treasurer
JPMORGAN CHASE BANK, as Administrative Agent and as agent for the Lenders party to the 364-Day Credit Agreement
By	/s/ JAMES STONE
Name: James Stone Title: Managing Director
Lenders
JPMORGAN CHASE BANK (as successor to The Chase Manhattan Bank), as a Lender
By	/s/ JAMES STONE
Name: James Stone Title: Managing Director
JPMORGAN CHASE BANK, TORONTO BRANCH (as successor to The Chase Manhattan Bank, Toronto Branch), as a Lender
By	/s/ CHRISTINE CHAN
Name: Christine Chan Title: Vice President
CITIBANK, N.A., as a Lender
By	/s/ ELIZABETH H. MINNELLA
Name: Elizabeth H. Minnella Title: Director & VP
CITIBANK CANADA, as a Lender
By	/s/ ADAM SHEPHERD
Name: Adam Shepherd Title: Authorized Signer
BANK OF AMERICA, N.A., as a Lender
By	/s/ THOMAS J. KANE
Name: Thomas J. Kane Title: Principal

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Lender
By	/s/ MODINA SALES DE ANDRADE
Name: Modina Sales De Andrade Title: Assistant Vice President
FLEET NATIONAL BANK, as a Lender
By	/s/ LAURA NEENAN
Name: Laura Neenan Title: Vice President
SUMITOMO MITSUI BANKING CORPORATION (as successor to The Sumitomo Bank, Limited), as a Lender
By	/s/ LEO E. PAGARIGAN
Name: Leo E. Pagarigan Title: Senior Vice President
By	/s/ DAVID W. KEE
Name: David W. Kee Title: Vice President
THE BANK OF NEW YORK, as a Lender
By	/s/ JOHN R. CIULLA
Name: John R. Ciulla Title: Vice President
THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as a Lender
By	/s/ LILLIAN KIM
Name: Lillian Kim Title: Authorized Signatory
DEUTSCHE BANK AG, NEW YORK BRANCH and/or CAYMAN ISLANDS BRANCH, as a Lender
By	/s/ WILLIAM W. MCGINTY	/s/ CHRISTOPHER S. HALL

	Name: William W. McGinty	Christopher S. Hall
	Title: Director	Managing Director
DEUTSCHE BANK AG, CANADA BRANCH, as a Lender
By	/s/ MARLA GORIZEN	/s/ KARYN CURRAN

	Name: Marla Gorizen	Karyn Curran
	Title: Vice President	Credit Product Manager

MIZUHO CORPORATE BANK, LTD. (as successor to The Dai-Ichi Kangyo Bank Ltd., The Fuji Bank, Limited, and The Industrial Bank of Japan, Limited), as a Lender
By	/s/ RAYMOND VENTURA
Name: Raymond Ventura Title: Senior Vice President
THE BANK OF NOVA SCOTIA, as a Lender
By	/s/ BRENDA S. INSULL
Name: Brenda S. Insull Title: Authorized Signatory
By	/s/ ROBERT [ILLEGIBLE]
Name: Robert [ illegible ] Title: Managing Director & Unit head
BARCLAYS BANK PLC, as a Lender
By	/s/ L. PETER YETMAN
Name: L. Peter Yetman Title: Director
UFJ BANK LIMITED (as successor to The Sanwa Bank, Limited, New York Branch, and The Tokai Bank, Limited, New York Branch), as a Lender
By
Name: Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender
By	/s/ MICHAEL S. GREENBERG
Name: Michael S. Greenberg Title: Vice President
By	/s/ WILLIAM E. LAMBERT
Name: William E. Lambert Title: Vice President
MELLON BANK, N.A., as a Lender
By	/s/ RAGHUNATHA REDDY
Name: Raghunatha Reddy Title: Lending Officer
CREDIT SUISSE FIRST BOSTON, as a Lender
By	/s/ SOVANNA DAY-GOINS	Doreen B. Welch

	Name: Sovanna Day-Goins	Doreen B. Welch
	Title: Vice President	Associate
CREDIT SUISSE FIRST BOSTON CANADA, as a Lender
By	/s/ SOVANNA DAY-GOINS	Doreen B. Welch

	Name: Sovanna Day-Goins	Doreen B. Welch
	Title: Vice President	Associate
BANK ONE, NA, as a Lender
By	/s/ JENNIFER L. JONES
Name: Jennifer L. Jones Title: Director
BANK ONE CANADA, as a Lender
By	/s/ MICHAEL A. BASAK
Name: Michael A. Basak Title: Managing Director
THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By	/s/ DAVID A. LUCAS
Name: David A. Lucas Title: Senior Vice President

WACHOVIA BANK, N.A., as a Lender
By	/s/ JAMES F. HEATWOLE
Name: James F. Heatwole Title: Director
WESTLB AG, NEW YORK BRANCH (as successor to Westdeutsche Landesbank Girozentrale, New York Branch), as a Lender
By	/s/ SAL BATTINELLI
Name: Sal Battinelli Title: Managing Director
By	/s/ RICHARD PEARSE
Name: Richard Pearse Title: Executive Director
LLOYDS TSB BANK PLC, as a Lender
By	/s/ WINDSOR R. DAVIES

	Name: Windsor R. Davies	Lisa Maguire
	Title: Director, Corporate Banking USA	Assistant Vice President Corporate Banking USA
THE NORINCHUKIN BANK, NEW YORK BRANCH, as a Lender
By
Name: Title:
SUNTRUST BANK, as a Lender
By
Name: Title:
ABN AMRO BANK N.V., as a Lender
By	/s/ FRANCES O'R. LOGAN
Name: Frances O'R. Logan Title: Senior Vice President
By	/s/ SHILPA PARANDEKAR
Name: Shilpa Parandekar Title: Vice President

UBS AG, STAMFORD BRANCH, as a Lender
By	/s/ WILFRED V. SAINT
Name: Wilfred V. Saint Title: Associate Director Banking Products
MERRILL LYNCH BANK USA, as a Lender
By	/s/ LOUIS ALDER
Name: Louis Alder Title: Vice President
NATIONAL AUSTRALIA BANK LIMITED, as a Lender
By	/s/ EDUARDO SALAZAR
Name: Eduardo Salazar Title: Head, TMT—Americas
BANK OF SCOTLAND, as a Lender
By
Name: Title: